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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  January 12, 2000

                                   CMGI, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                          000-23262                 04-2921333
------------------------        ------------              ------------------
(State or other juris-          (Commission               (IRS Employer
diction of incorporation)       File Number)              Identification No.)


100 Brickstone Square, Andover, MA                          01810
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (978) 684-3600

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

AdForce, Inc.
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     On January 12, 2000, CMGI, Inc. ("CMGI" or the "Company") completed the transactions contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of September 20, 1999, as amended (the "AdForce Merger Agreement"), among itself, Artichoke Corp., a wholly owned subsidiary of the Company (the "AdForce Sub"), and AdForce, Inc. ("AdForce"). Pursuant to the AdForce Merger Agreement, CMGI will issue .524 shares of CMGI common stock (as adjusted for the Company's two-for-one stock split effected January 11, 2000) for each share of AdForce common stock outstanding on January 11, 2000, and the AdForce Sub merged with and into AdForce, with AdForce surviving as a wholly owned subsidiary of CMGI. The Company's press release announcing the closing of this transaction is filed as Exhibit 99.1 hereto.

Flycast Communications Corporation
----------------------------------

     On January 13, 2000, CMGI completed the transactions contemplated by the Agreement and Plan of Merger, dated as of September 29, 1999 (the "Flycast Merger Agreement"), among itself, Freemont Corporation, a wholly owned subsidiary of the Company (the "Flycast Sub"), and Flycast Communications Corporation ("Flycast"). Pursuant to the Flycast Merger Agreement, CMGI will issue .9476 shares of CMGI common stock (as adjusted for the Company's two-for-one stock split effected January 11, 2000) for each share of Flycast common stock outstanding on January 13, 2000, and the Flycast Sub merged with and into Flycast, with Flycast surviving as a wholly owned subsidiary of CMGI. The Company's press release announcing the closing of this transaction is filed as
Exhibit 99.2 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits.

Exhibit No.    Description
-----------    -----------

  99.1 Press release, dated January 12, 2000, announcing the completion of the acquisition of AdForce, Inc. by CMGI, Inc.

  99.2 Press release, dated January 14, 2000, announcing the completion of the acquisition of Flycast Communications Corporation by CMGI, Inc.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2000         CMGI, Inc.
                               ----------
                              (Registrant)

                              By:  /s/ Andrew J. Hajducky III
                                   --------------------------      -
                                  Andrew J. Hajducky III
                                  Executive Vice President, Chief Financial
                                  Officer and Treasurer

                                       3
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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

  99.1 Press release, dated January 12, 2000, announcing the completion of the acquisition of AdForce, Inc. by CMGI, Inc.

  99.2 Press release, dated January 14, 2000, announcing the completion of the acquisition of Flycast Communications Corporation by CMGI, Inc.